Investment properties	12 Months Ended
Jun. 30, 2026
Investment properties
Investment properties

9. Investment properties

Changes in the Group’s investment properties according to the fair value hierarchy for the years ended June 30, 2026 and 2025 were as follows:

	06.30.2026		06.30.2025
	Level 2	Level 3	Level 2	Level 3
Fair value at the beginning of year	1,306,964	1,903,679	2,024,329	1,234,604
Additions	76,891	21,426	35,983	63,525
Disposals	(2,544)	-	(12,138)	(24)
Transfers	(52,432)	(657)	(148,425)	(5,107)
Net (loss) / gain from fair value adjustment	(75,722)	265,961	(585,385)	610,859
Additions of capitalized leasing costs	282	198	87	156
Amortization of capitalized leasing costs (i)	(193)	(326)	(175)	(334)
Currency translation adjustment	3,627	-	(7,312)	-
Balance incorporated by business combination (ii)	-	22,320	-	-
Fair value at the end of the year	1,256,873	2,212,601	1,306,964	1,903,679

(i)	Amortization charges of capitalized leasing costs were included in “Costs” in the Consolidated Statement of Income and Other Comprehensive Income (Note 27).
(ii)	See Note 4 to these Consolidated Financial Statements.

The following is the balance by type of investment property of the Group as of June 30, 2026 and 2025:

	06.30.2026	06.30.2025
Leased out farmland	114,619	98,833
Offices and other rental properties	330,404	368,791
Shopping malls (i)	2,243,415	1,922,735
Undeveloped parcels of land	774,721	816,801
Properties under development	886	868
Others	5,429	2,615
Total	3,469,474	3,210,643

(i) Includes parking spaces.

Certain investment property assets of the Group have been mortgaged or restricted to secure some of the Group’s trade and other payables. The book value of those properties as of June 30, 2026 and 2025 is as follows:

	06.30.2026	06.30.2025
Córdoba Shopping (i)	44,615	26,034
Total	44,615	26,034

(i) A portion of the Córdoba Shopping mall property is encumbered with an antichresis right as collateral for an advance rent received from NAI International II Inc. amounting to ARS 3,797 million and ARS 3,921 million, as of June 30, 2026 and 2025, respectively, (included in “Trade and other payables” in the Consolidated Statement of Financial Position).

The following amounts have been recognized in the Consolidated Statement of Income and Other Comprehensive Income:

	06.30.2026	06.30.2025	06.30.2024
Revenues	558,777	542,665	506,580
Direct operating expenses	(186,021)	(175,801)	(154,694)
Development expenses	(11,490)	(19,852)	(2,468)
Net unrealized gain / (loss) from fair value adjustment of investment property (i)	189,723	21,265	(696,799)
Net realized gain from fair value adjustment of investment property (ii)	516	4,209	47,595

(i) It includes the result from changes in the fair value of those investment properties that are in the portfolio and have not yet been sold. It has been generated in accordance with what is described in the section called "valuation techniques", mainly affected by the macroeconomic effects of inflation and changes in the reference exchange rates mentioned therein.

(ii) Corresponds to the result from changes in the fair value realized from sales that occurred during the fiscal year of properties considered as investment properties.

See Note 5 (liquidity schedule) for details of contractual commitments related to investment properties.

Valuation processes

The Group’s investment properties were valued at each reporting date by independent professionally qualified appraisers who hold a recognized relevant professional qualification and have experience in the locations and segments of the investment properties appraised. For all investment properties, their current use equates to the highest and best use.

The Group has a team which reviews the appraisals performed by the independent appraisers (the “review teams”). The review teams: i) verify all major and important assumptions relevant to the appraisal in the valuation report from the independent appraisers; ii) assess property valuation movements compared to the valuation report from the prior period; and iii) hold discussions with the independent appraisers.

Changes in Level 2 and 3 fair values, if any, are analyzed at each reporting date during the valuation discussions between the review teams and the independent appraisers. The Board of Directors ultimately approves the fair value calculation for recording into the Financial Statements.

During the annual investment property valuation process carried out in previous years, the following circumstances were identified, among other aspects: i) entry into force of the modifications in the Urban Planning Code of the Autonomous City of Buenos Aires (“CABA”) through the new Urban Code enacted in November 2020 and effective as from February 2021, which modified approximately one third of the then current code; ii) new buildable potential; and iii) the consolidation of new sector paradigms driven by the pandemic, the general economic environment and the real estate market conditions, which render technically, legally or economically feasible residual or surplus buildable potential for alternative uses throughout the property portfolio. Additionally, the amendments introduced in the new Urban Planning Code of the Autonomous City of Buenos Aires (“CABA”), which became effective on January 1, 2025, were considered.

In this regard, shopping malls were the assets most affected by the aforementioned circumstances, taking into account the size of their plots and their unique and strategic locations, considering the existence of alternative potential realization markets.

The impact of the pandemic and the prolonged closure of shopping malls led to a reassessment of the possibility of mixed-use developments within the buildable potential of such shopping malls, seeking to create new centers of activity and enhance attractiveness, replacing the traditional role of anchor tenants.

Furthermore, the analysis of integration with their surroundings and the creation of open spaces resulted in a new allocation of value among existing square meters, leading to a change in the approach used to maximize the value of such surplus square meters.

This resulted in a reassessment of the value attributable to surplus square meters that were potentially marketable, which historically generated the highest returns, with a view to converting them to other complementary uses. The buildable potentials analyzed are located in unique and irreplaceable sites, with significant development potential, feasible execution prospects and highly attractive economic returns. This view remains unchanged as of the reporting date.

The buildable potentials identified in previous years and which remain in the current year relate to the following properties and are valued in accordance with the methodology established for the remaining Level 2 properties:

1. Patio Bullrich, CABA

2. Alto Palermo, CABA

3. Beruti 3345/47 (Corner of Coronel Díaz), CABA

4. Terrazas de Mayo (Province of Buenos Aires)

Valuation techniques used for the estimation of fair value of investment properties

The Group has defined valuation techniques according to the characteristics of each property and the type of market in which these assets are located, for the purpose of considering the use of the most observable information available in determining fair value.

For the Shopping Malls operated by the Group there is no liquid market for the sale and purchase of properties with these characteristics that can be taken as a reference of value. Likewise, Shopping Malls, a business whose revenue is denominated in Argentine Pesos, are highly related to the fluctuation of macroeconomic variables in Argentina, the purchasing power of individuals, the economic cycle of Gross Domestic Product (“GDP”) growth, the evolution of inflation and consumption, among others. Consequently, the valuation methodology adopted by the Group for Shopping Malls is the discounted cash flow model (“DCF”), which allows the volatility of the Argentine economy, its correlation with Shopping Mall revenue streams and the inherent risk of the Argentine macroeconomic environment to be reflected. The DCF methodology contemplates the use of certain unobservable valuation assumptions, which are determined based on information and internal sources available as of each measurement date. These assumptions mainly include the following:

•

Future projected income flows based on the current locations, type and quality of the properties, supported by the lease agreements executed by IRSA with its tenants. Since IRSA’s revenue arises from the higher of a Minimum Guaranteed Rent (“MGR”) and a percentage of tenants’ sales in each Shopping Mall, estimates of the evolution of GDP and inflation in the Argentine economy provided by an external consultant were considered in estimating the evolution of tenants’ sales, which have a high correlation with these macroeconomic variables. Such macroeconomic projections were benchmarked against projections prepared by the International Monetary Fund (“IMF”), the Organization for Economic Co-operation and Development (“OECD”) and the Market Expectations Survey (“REM”), which consists of a survey prepared by the Central Bank of the Argentine Republic (“BCRA”) addressed to local and foreign specialized analysts in order to systematically monitor the main short and medium-term macroeconomic forecasts for the Argentine economy.

•

Revenues generated by each Shopping Mall are assumed to grow in line with budget during the first fiscal year. Thereafter, they are projected to grow with the same elasticity in relation to projected GDP growth and inflation. The exception to this assumption is Distrito Arcos, which is projected with no growth due to the short remaining concession term. The specific characteristics and risks of each Shopping Mall are reflected through the use of each mall’s average historical EBITDA margin for the last three years.

•	Cash flows arising from future investments, expansions, enlargements or improvements to Shopping Malls were not considered.
•	Terminal value: a perpetuity calculated from the cash flow of year 10 for each Shopping Mall was considered.
•	Cash flows related to concessions were projected through the expiration date established in the corresponding concession agreement.
•

Given the prevailing inflationary environment and the volatility of certain macroeconomic variables, a long-term reference interest rate in Argentine Pesos is not available for discounting the projected cash flows of Shopping Malls. Consequently, projected cash flows were translated into U.S. Dollars using the future ARS/USD exchange rate curve provided by an external consultant, which was compared against REM projections and/or other market reports in order to assess its reasonableness. Finally, the dollar-denominated cash flows were discounted using a long-term U.S. Dollar rate, corresponding to the weighted average cost of capital (“WACC”) as of the valuation date.

•	The estimation of the WACC discount rate was determined according to the following components:

 a) United States Treasury risk-free rate;

 b) United States market risk premium;

 c) Industry beta or volatility, considering comparable companies from the United States, Brazil, Chile and Mexico, in order to capture market risk over the risk-free rate;

 d) Argentine country risk considering the average yield spread of a representative group of corporate bonds issued by Argentine companies with a credit quality similar to that of the Company over 10-year U.S. Treasury bonds, rather than sovereign references, due to the historical defaults of Argentine public debt;

 e) Cost of debt and capital structure. Both components were estimated based on IRSA market information. In particular, the cost of debt was estimated using observable yields from its corporate debt issuances; and

 f) Local income tax rate.

Due to the debt restructuring carried out during previous fiscal periods, which affected the composition of the Group’s capital structure, the use of two different discount rates was introduced in the valuation of Shopping Malls: one for discounting projected cash flows and another for the terminal value. The differences are detailed below:

•	Discount rate for projected cash flows: considers the Company’s current capital structure.
•	Discount rate for terminal value: considers a normalized market capital structure based on comparable companies.

The introduction of a normalized discount rate for the terminal value is based on the assumption that the relationship between debt and equity will tend to normalize over the long term.

For offices, other rental properties, land reserves and buildable potentials, valuation was determined using transactions involving comparable market assets, since the market for these assets in Argentina is liquid and provides observable market transactions that may be used as references. These values are adjusted to reflect differences in key attributes such as location, size, services, market negotiation conditions and, where applicable, the technical characteristics and maintenance condition of the property. The most significant input in the comparable market approach is the price per square meter derived from prevailing market supply and demand at each valuation date.

Since September 2019, the real estate market has experienced certain operational changes as a consequence of the implementation of foreign exchange regulations. Since then, strict foreign exchange controls have been in effect in Argentina, limiting, among other things, the purchase of foreign currency for the accumulation of external assets, prepayment of debt, acquisition of foreign currency to pay for imports, remittance of profits and dividends abroad and transfers of funds outside the country. However, as of April 2025, such foreign exchange controls have been almost entirely eliminated for individuals and reduced for the payment of imports, dividends generated from fiscal years beginning on or after January 1, 2025, and interest payments on financial debt with related parties.

As a consequence of these exchange regulations, purchases and sales of office buildings, other rental properties, land reserves and buildable potentials may be settled either in Argentine Pesos or in U.S. Dollars. Accordingly, the most likely scenario is that any sale of the aforementioned assets would be settled in Argentine Pesos at an implicit exchange rate higher than the official exchange rate. This is evidenced by transactions carried out by the Group both during the current fiscal year and in previous years. Therefore, as the situation described above remains in effect as of the issuance date of these Financial Statements, the Group has valued its office buildings, land reserves and buildable potentials in Argentine Pesos as of year-end considering such circumstances and using an implicit exchange rate higher than the official rate.

In certain situations, it is complex to reliably determine the fair value of properties under development. In assessing whether the fair value of a property under development can be measured reliably, Management considers, among others, the following factors:

•	The provisions of the construction contract.
•	The stage of completion.
•	Whether the project/property is standard (typical for the market) or non-standard.
•	The reliability of cash inflows after completion.
•	Property-specific development risk.
•	Previous experience with similar developments.
•	Status of construction permits.
•	Feasibility of infrastructure connections.

There were no changes in valuation techniques during the year.

The following tables present information regarding the fair value measurement of investment properties and the sensitivity to significant unobservable inputs (Level 3):

				06.30.2026 (i)		06.30.2025 (i)		06.30.2024 (i)
Description	Valuation technique	Parameters	Range fiscal year 2026 / 2025 / 2024	Increase	Decrease	Increase	Decrease	Increase	Decrease

		Discount cash flows rate	10.36% / 11.08% / 15.40%	(43,314)	46,231	(38,447)	40,958	(28,227)	29,965
		Terminal value discount rate	9.89% / 10.63% / 14.11%	(199,142)	270,528	(150,130)	199,373	(57,014)	70,812
Shopping Malls (Level 3)	Discounted cash flows	Perpetual growth rate	2.4% / 2.4% / 2.4%	172,594	(131,913)	123,669	(96,858)	38,868	(32,750)
		Inflation	(*)	62,537	(61,299)	117,901	(110,544)	61,889	(59,455)
		Devaluation	(*)	(199,116)	243,365	(173,062)	211,520	(112,235)	123,458

(*) Fiscal year 2026: For the next 5 years, an average ARS / USD exchange rate with an upward trend was considered, starting at ARS 1,685.35 (corresponding to the year ended June 30, 2027) and arriving at ARS 2,649.31 in 2031. In the long term, a nominal devaluation rate of 5.57% calculated based on the quotient between inflation in Argentina and the United States is assumed. The considered inflation shows a downward trend, which starts at 21.0% and stabilizes at 8.0% after 4 years.

Fiscal year 2025: For the next 5 years, an average ARS / USD exchange rate with an upward trend was considered, starting at ARS 1,308.33 (corresponding to the year ended June 30, 2026) and arriving at ARS 2,477.27 in 2030. In the long term, a nominal devaluation rate of 5.57% calculated based on the quotient between inflation in Argentina and the United States is assumed. The considered inflation shows a downward trend, which starts at 25.5% (corresponding to the year ended June 30, 2025) and stabilizes at 8.0% after 4 years.

Fiscal year 2024: For the next 5 years, an average ARS / USD exchange rate with an upward trend was considered, starting at ARS 1,170.0 (corresponding to the year ended June 30, 2025) and arriving at ARS 3,024.05 in 2030. In the long term, a nominal devaluation rate of 5.57% calculated based on the quotient between inflation in Argentina and the United States is assumed. The considered inflation shows a downward trend, which starts at 85.6% (corresponding to the year ended June 30, 2025) and stabilizes at 8.0% after 5 years.

(i) Considering an increase or decrease of: 100 points for the discount and growth rate in Argentina, 10% for the inflation and 10% for the devaluation.